Balance Sheet Components - Other Assets, Net (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Capitalized implementation costs, net		$ 175,886	$ 152,837
Long-term deferred income taxes		34,794	3,360
Deferred customer discounts		90,476	47,711
Deferred upfront incentive consideration		81,581	69,660
Other		86,806	82,978
Other assets, net	$ 522,397	$ 469,543	$ 356,546